Exhibit 10.25

Dated the 8st day of April 2026

Wealthy Tracks Holdings Limited

("**Vendor A**")

and

Choy Yuk Fu (蔡育富)

("**Vendor B**"),

and

Barrowdale Limited

("Vendor C", together with Vendor A and Vendor B, the **"Vendors"**)

and

Smart Kreate Group Limited

(the "**Purchaser**")

and

Times Express Limited (時豐快遞有限公司)

("**Target Company A**")

and

H2N Limited

(**"Target Company B"**, together with Target Company A, the **"Target Companies"**)

SECOND ADDENDUM AGREEMENT FOR SALE AND PURCHASE OF SALE SHARES IN RELATION TO TIMES EXPRESS LIMITED (時豐快遞有限公司) AND H2N LIMITED

This Addendum Agreement (this Addendum) is made on 8 April 2026

BETWEEN:-

(1) **Wealthy Tracks Holdings Limited (財徑控股有限公司)**, a company incorporated with limited liability under the laws of the British Virgin Islands (Company Registration Number: 1616361), whose registered office is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, British Virgin Islands (**"Vendor A"**);

(2) **Choy Yuk Fu (蔡育富)** (holder of Hong Kong Identity Card No. [***]) of Block 11, Greenpeak Villa 33, Wong Chuk Shan San Tsuen, Sai Kung, New Territories, Hong Kong (**"Vendor B"**);

(3) **Barrowdale Limited**, a company incorporated with limited liability under the laws of the British Virgin Islands (Company Registration Number: 69717), whose registered office is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, British Virgin Islands (**"Vendor C"**, together with Vendor A and Vendor B, collectively the **"Vendors"**);

(4) **Smart Kreate Group Limited**, a company incorporated with limited liability under the laws of the British Virgin Islands (Company Registration Number: 2136895), whose registered office is Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110 (the **"Purchaser"**);

(5) **Times Express Limited (時豐快遞有限公司)**, a company incorporated with limited liability under the laws of Hong Kong (Business Registration Number: 72083694), whose registered office is Suite No. A, 11/F., Ritz Plaza, 122 Austin Road, Tsimshatsui, Kowloon, Hong Kong (**"Target Company A"**);

(6) **H2N Limited,** a company incorporated with limited liability under the laws of Hong Kong (Business Registration Number: 62433704), whose registered office is 16/F, Kerry Cargo Centre, 55 Wing Kei Road, Kwai Chung, New Territories, Hong Kong (**"Target Company B"**, together with Target Company A, collectively, the **"Target Companies"**).

Recitals

A. The Purchaser and the Vendors are parties to a sale and purchase agreement dated 25 August 2025 (the **"Agreement"**) in relation to, among other things, the sale and purchase of the Sale Shares in Target Company A and Target Company B. On or about 1st December 2025, the same parties to the Agreement entered into an addendum to modify certain terms and conditions of the Agreement (the **"First Addendum"**).

B. The parties wish to further amend and supplement the Agreement by imposing an additional condition on the exercise of the Call Option referred to in Clause 10.8 of the Agreement.

IT IS HEREBY AGREED as follows:

1. Definitions and interpretation

1.1 Unless otherwise defined in this Addendum, capitalised terms used in this Addendum shall have the same meanings as given to them in the Agreement.

1.2 This Addendum shall form part of the Agreement and shall be read and construed together with the Agreement as one document.

2. Amendment to Call Option

2.1 The parties agree that the following new clause shall be inserted into the Agreement immediately after Clause 10.8 as a separate clause and shall be effective as the date of the Agreement:

> 10.8A Notwithstanding anything to the contrary in this Agreement, the Call Option referred to in Clause 10.8 shall only be exercisable after the Vendors and the Purchaser have separately entered into and duly executed a written exercise confirmation agreement or confirmation letter in relation to such exercise (the **Exercise Confirmation**). In the absence of such Exercise Confirmation duly signed by both the Vendors and the Purchaser, the Call Option shall not be exercisable and any purported exercise of the Call Option shall be null and void.

3. Continuing effect

3.1 Save as expressly amended by this Addendum, all other terms and conditions of the Agreement as amended by the First Addendum shall remain in full force and effect.

3.2 In the event of any inconsistency between the terms of the Agreement as amended by the First Addendum and this Addendum, this Addendum shall prevail to the extent of such inconsistency.

4. Miscellaneous

4.1 This Addendum may be executed in any number of counterparts, each of which when executed shall constitute an original, and all the counterparts together shall constitute one and the same instrument.

4.2 This Addendum shall become effective on the date on which it is signed by all parties.

4.3 The governing law and dispute resolution provisions of the Agreement shall apply to this Addendum mutatis mutandis.

5. Signature page

IN WITNESS WHEREOF, the parties have executed this Addendum on the date first written above.

Vendor A

SIGNED on behalf of Wealthy Tracks Holdings Limited by)
Cheng Chi Wai, director) /s/ Cheng Chi Wai
)
)

Vendor B

SIGNED by CHOY YUK FU (蔡育富))
(holder of Hong Kong Identity Card No. K224945(6))) /s/ CHOY YUK FU
)
)

Vendor C

SIGNED on behalf of **Barrowdale Limited by**)
Cheng Chi Wai, director) /s/ Cheng Chi Wai
)
)

Purchaser

SIGNED on behalf of **Smart Kreate Group Limited** by)
CHIU KA KI (趙家祺), director)

For and on behalf of
Smart Kreate Group Limited

/s/ CHIU KA KI
Authorized Signature(s)

Target Company A

SIGNED on behalf of **Times Express Limited (時豐快遞有限公司)** by)
Choy Yuk Fu, director) /s/ Choy Yuk Fu
)
)

Target Company B

SIGNED on behalf of **H2N Limited** by	)	
Choy Yuk Fu, director	)	*/s/ Choy Yuk Fu*
	)	
	)	